Rule 497(e)

File Nos. 333-01153 and 811-07549

SCHWAB SELECT ANNUITY®

SUPPLEMENT DATED July 18, 2006

To the Prospectus dated May 1, 2006 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Dear Schwab Select Annuity® Contract Owner:

The Wells Fargo Advantage Funds Board of Trustees approved the renaming of the Wells Fargo Advantage Multi Cap Value Fund to Wells Fargo Advantage VT Small/Mid Cap Value Fund, and approved the renaming of the Wells Fargo Advantage Opportunity FundSM to Wells Fargo VT Advantage Opportunity FundSM, both to be effective on or about May 1, 2006.

The foregoing changes should be reflected on pages 2 and 17 of your Prospectus.

The investment objective for the Wells Fargo Advantage Multi Cap Value Fund –Class VT on page 17 of your Prospectus is deleted in its entirety and replaced with the following:

Wells Fargo VT Small/Mid Cap Value Fund seeks capital appreciation by investing principally in securities of small and medium capitalization companies that the Fund believes are undervalued relative to the market based on earnings, cash flows or asset value. The Fund defines small and medium capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell Midcap( Index at the time of purchase. The range of the Russell Midcap( Index was $563 million to $18.4 billion as of December 31, 2005 and is expected to change frequently. The Fund may invest in any sector, and at times may emphasize one or more particular sectors.

Effective April 29, 2005, the Portfolio was closed to new Contributions and incoming Transfers (including Automatic Custom Transfers).

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2006. Please keep this supplement for future reference.